UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06623

Nuveen California Select Tax-Free Income Portfolio
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report September 30, 2017

NXP
Nuveen Select Tax-Free Income Portfolio

NXQ
Nuveen Select Tax-Free Income Portfolio 2

NXR
Nuveen Select Tax-Free Income Portfolio 3

NXC
Nuveen California Select Tax-Free Income Portfolio

NXN
Nuveen New York Select Tax-Free Income Portfolio

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	8

Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Shareholder Meeting Report	20

Portfolios of Investments	21

Statement of Assets and Liabilities	54

Statement of Operations	55

Statement of Changes in Net Assets	56

Financial Highlights	58

Notes to Financial Statements	64

Additional Fund Information	75

Glossary of Terms Used in this Report	76

Reinvest Automatically, Easily and Conveniently	78

Annual Investment Management Agreement Approval Process	79

NUVEEN	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
November 22, 2017

4	NUVEEN

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Scott R. Romans, PhD, discuss key investment strategies and the six-month performance of the Nuveen Select Portfolios (the “Funds”). Michael has managed the three national Funds since 2016, while Scott has managed NXC since 2003 and NXN since 2011.

What key strategies were used to manage these Funds during the six-month reporting period ended September 30, 2017?

During the six-month reporting period, moderate economic growth, well-signaled policy actions from the Federal Reserve (Fed), a reassessment of political risk and stable municipal credit fundamentals continued to drive demand for municipal bonds, while supply remained relatively tight. Against this backdrop, yields fell (except at the very short end of the yield curve, which rose in concert with the Fed’s rate hikes) and credit spreads narrowed, helping the broad municipal market to post a gain for the reporting period. California’s municipal bond market performed better than the broad market, while New York’s market performed in line with the broad market during this reporting period. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Our trading activity continued to focus on pursuing the Funds’ investment objectives. NXP, NXQ and NXR focused on buying bonds primarily with short call structures, which offer lower duration profiles, to help maintain the Funds’ duration targets. Nevertheless, longer duration bonds occasionally presented compelling long-term opportunities, such as purchases we made in “specialty state” issues. Specialty states offer tax-exemption from both federal and state income taxes to in-state municipal bond buyers and, as a result, can experience periods of heightened demand. Specialty state municipal bonds also tend to trade at lower yields relative to non-specialty state issues, which can offer an attractive relative value opportunity over time. We bought convertible capital appreciation bonds (CABs) issued for Washington County School District Beaverton (Oregon), which were issued as zero coupon bonds then convert to a 5% coupon structure in June 2018, for NXP and NXQ. We also added revenue bonds with short call

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

structures issued for Olin College (Massachusetts) and bought Connecticut State Special Tax Obligation Transportation bonds, which were available at attractive prices because the lack of a state budget has depressed the state’s bonds for NXP, NXQ and NXR. All three states are specialty states. To fund our buying during the reporting period, we mainly used the proceeds from called bonds. We also sold some short-dated paper and some specialty state bonds that had appreciated in price, reinvesting the cash into new purchases.

In the California Fund, we added lower rated credits in the health care sector and swapped some of the Fund’s tobacco settlement bonds for more favorable structures. NXC’s buying activity was funded largely with call proceeds. In addition, we sold some 4% coupon bonds as spreads contracted and prices rose, as well as some convertible zero coupon bonds that saw significant spread contraction and large price appreciation. The New York Fund’s turnover was more muted than that of the California Fund. NXN’s buying focused on bonds offering longer durations and higher grade credit (AA rated), using the proceeds from called bonds.

As of September 30, 2017, NXP, NXQ and NXN continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the six-month reporting period ended September 30, 2017?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended September 30, 2017. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.

For the six months ended September 30, 2017, the total returns on common share NAV for NXC and NXN outperformed the national S&P Municipal Bond Index and their respective state’s S&P Municipal Bond Index. The three national Funds, NXP, NXQ and NXR, outperformed the national S&P Municipal Bond Index during the six-month reporting period.

The factors affecting performance in this reporting period included duration and yield curve positioning, credit ratings allocations and sector exposures. In addition, the use of leverage had a negligible impact on the performance of NXP, NXQ and NXR during the current reporting period. The impact of leverage on NXN over the reporting period was slightly positive, while NXC did not use leverage during the reporting period. Leverage is discussed in more detail later in the Fund Leverage section of this report.

The strongest contributor to the Funds’ relative outperformance was duration and yield curve positioning. In this reporting period, longer duration bonds performed better than those with shorter durations. All five Funds were positioned with overweight allocations to long duration bonds, which was advantageous to performance.

The Funds’ bias toward lower rated issues was another positive contributor to performance. The five Funds held underweight allocations to AAA and AA rated credits and overweight allocations to A rated and below bonds, which was advantageous because the lower grade segments outperformed the high grade segments in this reporting period.

Sector positioning added modest gains to the Funds’ relative results. In this reporting period, sectors with higher concentrations of lower rated bonds, such as tobacco and health care, outperformed, while pre-refunded and tax-supported sectors trailed, due to their bonds’ higher credit ratings. NXP, NXR and NXQ benefited from underweight exposure to tax-supported bonds, especially in dedicated tax bonds, despite an underweight in local general obligation bonds slightly detracting from performance. The three national Funds benefited from an overweight in the health care sector and hospital bonds in particular. However, the three Funds’ underweight to the transportation sector was unfavorable to performance. NXC and NXN were aided by exposures to the tobacco, industrial development revenue/pollution control revenue (IDR/PCR), health care and transportation sectors, while allocations to pre-refunded and tax-supported credits tempered relative gains.

6	NUVEEN

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.

In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan’s horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten-year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of September 2017, Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.

In mid-September 2017, Puerto Rico was severely impacted by two hurricanes within the span of just two weeks causing massive destruction. Rebuilding is expected to take months and some parts of Puerto Rico may need years to fully recover. Puerto Rico’s Oversight Board has said it will approve budgetary adjustments up to an amount of $1 billion to fund emergency relief efforts. Though it’s too early to accurately assess the long-term economic impact of the storms, recovering from the tragic damage caused by the hurricanes will likely prolong the restructuring process that was already underway under PROMESA.

In terms of Puerto Rico holdings, shareholders should note that NXC, NXN and NXP had no exposure to Puerto Rico debt during this reporting period, while NXQ and NXR had allocations of 0.40% and 0.48%, respectively, at the end of the reporting period, which were all insured. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017, subsequent to the close of the reporting period of this report. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

NUVEEN	7

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negligible impact on the performance of NXP, NXQ and NXR during the current reporting period. The impact of leverage on NXN over the reporting period was slightly positive, while NXC did not use leverage during the reporting period.

As of September 30, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Effective Leverage*	0.87%	1.41%	0.00%	0.00%	4.93%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

8	NUVEEN

Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of September 30, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2017	$0.0455	$0.0420	$0.0435	$0.0495	$0.0460
May	0.0455	0.0420	0.0435	0.0495	0.0460
June	0.0455	0.0420	0.0435	0.0495	0.0460
July	0.0455	0.0420	0.0435	0.0495	0.0460
August	0.0455	0.0420	0.0435	0.0495	0.0460
September 2017	0.0455	0.0420	0.0435	0.0480	0.0460
Total Distributions from Net Investment Income	$0.2730	$0.2520	$0.2610	$0.2955	$0.2760

Yields
Market Yield*	3.66%	3.59%	3.44%	3.70%	3.94%
Taxable-Equivalent Yield*	5.08%	4.99%	4.78%	5.67%	5.86%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 28.0%, 28.0%, 28.0%, 34.7% and 32.8% for NXP, NXQ, NXR, NXC and NXN, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NXP, NXQ and NXR had positive UNII balances while NXC and NXN had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

Share Information (Unaudited) (continued)

EQUITY SHELF PROGRAM

During the current reporting period, NXC was authorized by the Securities and Exchange Commission to issue additional shares through an equity shelf program (Shelf Offering). Under this program, NXC, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share. The total amount of shares authorized under this Shelf Offering is shown in the accompanying table:

NXC
Additional authorized shares	600,000

During the current reporting period, NXC sold shares through its Shelf Offering at a weighted average premium to its NAV per share as shown in the accompanying table.

NXC
Shares sold through Shelf Offering	36,052
Weighted average premium to NAV per share sold	2.44%

Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of September 30, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Shares cumulatively repurchased and retired	—	—	—	—	—
Shares authorized for repurchase	1,655,000	1,770,000	1,305,000	630,000	390,000

OTHER SHARE INFORMATION

As of September 30, 2017, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
NAV	$15.42	$14.84	$15.74	$15.34	$14.23
Share price	$14.92	$14.04	$15.18	$15.58	$14.01
Premium/(Discount) to NAV	(3.24)%	(5.39)%	(3.56)%	1.56%	(1.55)%
6-month average premium/(discount) to NAV	(5.13)%	(6.04)%	(5.65)%	1.71%	(1.94)%

10	NUVEEN

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Select Tax-Free Income Portfolio (NXP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXP.

Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXQ.

Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXR.

Nuveen California Select Tax-Free Income Portfolio (NXC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXC.

Nuveen New York Select Tax-Free Income Portfolio (NXN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXN.

NUVEEN	11

NXP
Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of September 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXP at NAV	4.65%	1.08%	4.60%	5.19%
NXP at Share Price	8.36%	1.20%	2.75%	5.39%
S&P Municipal Bond Index	2.82%	0.84%	3.08%	4.45%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	95.7%
Corporate Bonds	0.1%
Other Assets Less Liabilities	4.2%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.1%
AA	33.0%
A	33.1%
BBB	9.9%
BB or Lower	7.9%
N/R (not rated)	1.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.0%
Transportation	14.1%
Tax Obligation/General	13.7%
Health Care	13.5%
U.S. Guaranteed	9.8%
Consumer Staples	6.5%
Education and Civic Organizations	6.0%
Other	10.4%
Total	100%

States and Territories
(% of total municipal bonds)
California	18.4%
Illinois	11.4%
New Jersey	9.8%
Texas	9.7%
Colorado	5.0%
Ohio	4.2%
Michigan	3.4%
New York	3.1%
Arizona	3.1%
Washington	3.0%
Missouri	2.9%
Iowa	2.7%
Guam	2.2%
Pennsylvania	2.1%
Other	19.0%
Total	100%

NUVEEN	13

NXQ
Nuveen Select Tax-Free Income Portfolio 2
Performance Overview and Holding Summaries as of September 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXQ at NAV	4.32%	1.32%	4.85%	4.82%
NXQ at Share Price	6.62%	0.11%	3.06%	4.98%
S&P Municipal Bond Index	2.82%	0.84%	3.08%	4.45%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.6%
Corporate Bonds	0.1%
Other Assets Less Liabilities	2.3%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.4%
AA	28.4%
A	38.2%
BBB	10.5%
BB or Lower	7.7%
N/R (not rated)	0.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	19.6%
Tax Obligation/Limited	17.2%
Transportation	16.3%
Health Care	13.2%
U.S. Guaranteed	10.6%
Utilities	7.0%
Consumer Staples	6.7%
Other	9.4%
Total	100%

States and Territories
(% of total municipal bonds)
California	16.3%
Illinois	12.7%
Texas	10.7%
Colorado	6.7%
Pennsylvania	4.5%
Nevada	4.0%
Ohio	3.7%
Arizona	3.7%
Michigan	3.6%
New Jersey	3.6%
Washington	3.4%
Wisconsin	3.0%
Iowa	2.5%
New York	2.4%
Other	19.2%
Total	100%

NUVEEN	15

NXR
Nuveen Select Tax-Free Income Portfolio 3
Performance Overview and Holding Summaries as of September 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXR at NAV	4.68%	1.06%	5.07%	5.40%
NXR at Share Price	8.72%	1.85%	3.32%	5.89%
S&P Municipal Bond Index	2.82%	0.84%	3.08%	4.45%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.2%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.2%
AA	27.6%
A	37.2%
BBB	10.0%
BB or Lower	8.7%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.0%
Tax Obligation/General	18.4%
Transportation	15.4%
Health Care	11.3%
U.S. Guaranteed	9.1%
Consumer Staples	7.4%
Utilities	7.1%
Other	9.3%
Total	100%

States and Territories
(% of total municipal bonds)
California	23.3%
Illinois	12.2%
Texas	10.8%
Pennsylvania	7.0%
Ohio	6.5%
Colorado	5.7%
Washington	4.2%
New Jersey	2.8%
New York	2.6%
Virginia	2.5%
Nevada	1.8%
Connecticut	1.7%
Other	18.9%
Total	100%

NUVEEN	17

NXC
Nuveen California Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of September 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXC at NAV	4.26%	1.20%	4.71%	5.56%
NXC at Share Price	7.10%	(4.76)%	4.59%	6.30%
S&P Municipal Bond California Index	3.15%	0.90%	3.72%	4.85%
S&P Municipal Bond Index	2.82%	0.84%	3.08%	4.45%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.3%
Short-Term Municipal Bonds	2.1%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	23.8%
Tax Obligation/Limited	17.3%
Water and Sewer	15.2%
Health Care	13.3%
U.S. Guaranteed	8.9%
Transportation	6.7%
Other	14.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.4%
AA	40.3%
A	18.6%
BBB	12.5%
BB or Lower	9.0%
N/R (not rated)	1.2%
Total	100%

18	NUVEEN

NXN
Nuveen New York Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of September 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXN at NAV	3.34%	0.99%	3.17%	4.45%
NXN at Share Price	4.37%	(0.53)%	2.86%	5.14%
S&P Municipal Bond New York Index	2.88%	0.96%	3.09%	4.45%
S&P Municipal Bond Index	2.82%	0.84%	3.08%	4.45%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	2.9%
Net Assets Plus Floating Rate Obligations	101.8%
Floating Rate Obligations	(1.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	24.0%
Tax Obligation/Limited	21.9%
Transportation	15.0%
Utilities	10.3%
U.S. Guaranteed	8.9%
Water and Sewer	7.4%
Other	12.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	33.5%
AA	37.5%
A	10.2%
BBB	5.5%
BB or Lower	7.1%
N/R (not rated)	6.2%
Total	100%

NUVEEN	19

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on August 2, 2017 for NXP, NXQ, NXR, NXC and NXN; at this meeting the shareholders were asked to elect Board Members.

	NXP	NXQ	NXR	NXC	NXN
	Common	Common	Common	Common	Common
	shares	shares	shares	shares	shares
Approval of the Board Members was reached as follows:
David J. Kundert
For	14,519,136	15,930,779	11,750,423	5,428,394	3,341,735
Withhold	468,968	360,211	334,216	331,924	47,527
Total	14,988,104	16,290,990	12,084,639	5,760,318	3,389,262
John K. Nelson
For	14,615,828	16,019,820	11,896,110	5,529,489	3,338,300
Withhold	372,276	271,170	188,529	230,829	50,962
Total	14,988,104	16,290,990	12,084,639	5,760,318	3,389,262
Terence J. Toth
For	14,614,353	16,014,969	11,892,158	5,529,489	3,343,620
Withhold	373,751	276,021	192,481	230,829	45,642
Total	14,988,104	16,290,990	12,084,639	5,760,318	3,389,262
Robert L. Young
For	14,607,143	16,018,265	11,890,471	5,482,507	3,338,300
Withhold	380,961	272,725	194,168	277,811	50,962
Total	14,988,104	16,290,990	12,084,639	5,760,318	3,389,262

20	NUVEEN

NXP
Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.7%
	MUNICIPAL BONDS – 95.7%
	Alaska – 1.0%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	12/17 at 100.00	B3	$2,610,318
	Arizona – 2.9%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,715,525
2,530	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	2,631,908
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 2.875%, 7/01/21	No Opt. Call	BB+	349,160
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	AA–	1,157,040
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	670,394
7,010	Total Arizona			7,524,027
	Arkansas – 0.8%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	1,917,862
	California – 17.6%
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds, Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured	No Opt. Call	AA	2,765,702
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA	1,836,230
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (4)	3,578,280
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	2,632,314
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,874,696
2,745	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/29	10/19 at 100.00	AA–	2,953,510
1,500	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A, 6.250%, 8/15/28 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,571,355
895	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	989,306
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds, Series 2009A, 0.000%, 5/01/34 – AGM Insured	No Opt. Call	AA	1,453,930
800	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B, 5.000%, 8/01/24 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (4)	859,448
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A+	2,053,773
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	2,548,169
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Refunding Series 2007, 0.000%, 8/01/23 – NPFG Insured	No Opt. Call	A+	889,790

NUVEEN	21

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	$939,368
5,395	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C, 0.000%, 8/01/32 – NPFG Insured	8/18 at 49.01	Aa2	2,540,667
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	660,735
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	2,950,387
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,075,590
2,480	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B, 5.000%, 11/01/19 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	A (4)	2,489,350
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33	No Opt. Call	AA–	4,712,000
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds, Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured	No Opt. Call	AA	1,552,095
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	12/17 at 100.00	B–	1,194,904
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30 – AMBAC Insured	No Opt. Call	AAA	793,098
57,520	Total California			44,914,697
	Colorado – 4.8%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/21	No Opt. Call	N/R	542,190
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	1,899,189
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,062,620
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,148,953
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	171,023
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	A	4,863,500
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	A	941,500
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	680,952
20,585	Total Colorado			12,309,927
	Connecticut – 0.8%
1,890	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/32	10/23 at 100.00	AA	2,128,386
	Guam – 2.1%
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,600,995
1,650	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	A–	1,871,595
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/25	7/23 at 100.00	A–	1,955,273
4,890	Total Guam			5,427,863

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 1.3%
$3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 5.000%, 3/01/44	3/24 at 100.00	A–	$3,271,140
	Illinois – 11.0%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A:
2,565	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	A	2,427,567
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	A	1,715,220
725	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	855,696
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	B+	730,869
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	413,885
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	A	35,067
645	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2016C, 5.000%, 1/01/20	No Opt. Call	A	700,122
880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	1,019,392
2,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 4.000%, 8/15/33	8/22 at 100.00	AA+	2,187,801
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	297,682
2,100	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	2,152,248
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	1,107,070
1,270	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,315,847
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,402,014
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured	No Opt. Call	Aa3	852,050
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	A	1,091,736
810	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	A	502,435
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	A	3,520,661
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	A	2,262,750
1,775	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,060,633
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	354,355
33,570	Total Illinois			28,005,100
	Indiana – 1.5%
2,855	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2010, 5.250%, 7/15/25	1/20 at 100.00	AA+	3,112,207
750	Purdue University, Indiana, University Revenue Bonds, Student Facility System Series 2009A, 5.000%, 7/01/23 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	787,718
3,605	Total Indiana			3,899,925

NUVEEN	23

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.6%
$830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	$858,851
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	752,423
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	12/17 at 100.00	B+	999,930
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	12/17 at 100.00	B+	4,023,800
6,540	Total Iowa			6,635,004
	Kentucky – 1.1%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A	2,723,500
	Massachusetts – 1.5%
1,625	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	1,846,211
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	514,895
1,540	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40 (Alternative Minimum Tax)	12/18 at 100.00	AA	1,574,573
3,665	Total Massachusetts			3,935,679
	Michigan – 3.2%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	392,126
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (4)	1,554,045
2,000	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/21 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	2,048,120
4,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	4,267,560
7,855	Total Michigan			8,261,851
	Minnesota – 0.7%
1,725	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2007A, 5.000%, 11/15/19 – NPFG Insured	11/17 at 100.00	AA–	1,733,970
	Mississippi – 1.0%
2,400	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	2,509,128
	Missouri – 2.7%
360	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	374,317
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	1,041,335
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	3,359,850
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	A2	2,203,480
8,525	Total Missouri			6,978,982

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.6%
$750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028, 17.526%, 7/01/42 (IF)	1/20 at 100.00	A+	$1,059,870
1,250	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,351,813
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,675,020
3,500	Total Nevada			4,086,703
	New Jersey – 9.4%
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,046,596
1,035	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	1,118,866
1,380	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23	No Opt. Call	A–	1,549,781
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/29 – AGM Insured	7/25 at 100.00	AA	303,365
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	17,583,300
2,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	12/17 at 100.00	B	2,444,500
41,115	Total New Jersey			24,046,408
	New Mexico – 0.4%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,000,640
	New York – 3.0%
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	AA–	556,580
2,285	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	6/18 at 100.00	AAA	2,365,980
3,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	3,757,893
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	871,073
7,190	Total New York			7,551,526
	North Carolina – 0.4%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,071,940
	Ohio – 4.1%
2,250	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured	2/19 at 100.00	AA (4)	2,397,128
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,670	6.000%, 6/01/42	12/17 at 100.00	B–	1,621,954
1,000	6.500%, 6/01/47	12/17 at 100.00	B–	999,860
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	1,971,682
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A+	1,696,755
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,230,185

NUVEEN	25

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	Caa1	$457,500
10,500	Total Ohio			10,375,064
	Oregon – 0.9%
590	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 0.000%, 6/15/36	6/27 at 100.00	AA+	669,898
1,500	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	A	1,722,450
2,090	Total Oregon			2,392,348
	Pennsylvania – 2.1%
1,225	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/37	1/24 at 100.00	A	1,402,049
2,090	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon University, Series 2009, 5.000%, 8/01/21	2/19 at 100.00	AA	2,199,265
640	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 5.000%, 12/01/30	12/20 at 100.00	A2	695,347
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	622,688
295	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	330,683
4,805	Total Pennsylvania			5,250,032
	Texas – 9.3%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	287,935
110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/33	7/25 at 100.00	BBB+	125,444
1,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.250%, 12/01/48 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	1,050,070
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	6,317,833
3,415	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	A	2,063,719
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	A	1,700,672
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,513,735
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	2,460,259
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A1	2,488,680
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	12/22 at 100.00	A3	5,682,950
27,845	Total Texas			23,691,297

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 2.3%
$2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)	10/28 at 100.00	BBB+	$2,351,400
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,105,520
1,205	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,369,193
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,124,393
5,215	Total Virginia			5,950,506
	Washington – 2.8%
1,280	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/18	No Opt. Call	Aa2	1,331,891
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,074,467
2,115	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2009, 5.000%, 11/01/28	11/19 at 100.00	A+	2,239,975
1,000	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	1,010,450
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA+	1,633,880
7,500	Total Washington			7,290,663
	West Virginia – 1.2%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	1,684,215
1,500	West Virginia State School Building Authority, Capital Improvement Revenue Bonds, Series 2007A, 5.000%, 7/01/20 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	Aa3 (4)	1,505,325
3,000	Total West Virginia			3,189,540
	Wisconsin – 1.6%
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41	11/26 at 100.00	AA–	1,708,905
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A3	1,764,361
490	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	11/26 at 100.00	AA	491,661
3,635	Total Wisconsin			3,964,927
$292,905	Total Municipal Bonds (cost $216,105,175)			244,648,953

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	TRANSPORTATION – 0.1%
$207	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$130,371
56	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/55	N/R	28,390
$263	Total Corporate Bonds (cost $20,565)				158,761
	Total Long-Term Investments (cost $216,125,740) – 95.8%				244,807,714
	Other Assets Less Liabilities – 4.2%				10,716,376
	Net Assets – 100%				$255,524,090

NUVEEN	27

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

28	NUVEEN

NXQ
Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.6%
	MUNICIPAL BONDS – 97.6%
	Alaska – 0.4%
$1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	12/17 at 100.00	B3	$982,600
	Arizona – 3.6%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,715,525
1,590	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	1,654,045
365	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 2.875%, 7/01/21	No Opt. Call	BB+	358,996
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	AA–	1,157,040
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	643,578
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	2,698,875
215	Sedona Wastewater Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 1998, 0.000%, 7/01/20 – NPFG Insured	No Opt. Call	A	203,528
8,520	Total Arizona			9,431,587
	California – 15.9%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured	No Opt. Call	AA	4,579,410
1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B3	1,514,445
60	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	12/17 at 100.00	AA–	60,211
2,500	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A, 6.250%, 8/15/28 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	2,618,925
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 0.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	1,892,708
3,290	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	2,833,216
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	12/17 at 100.00	B–	998,560
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	2,548,169
1,495	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured	No Opt. Call	Aa2	887,447
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	939,368
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	635,584
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds, Series 2003, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	886,809
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	660,735

NUVEEN	29

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A	$3,888,654
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	2,957,108
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,581,750
2,535	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B, 5.000%, 11/01/19 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	A (4)	2,544,557
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	Aa3	2,309,103
	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B:
1,000	0.000%, 8/01/30 – AGM Insured	8/18 at 50.12	AA	495,680
1,890	0.000%, 8/01/31 – AGM Insured	8/18 at 47.14	AA	881,080
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/30	No Opt. Call	AA	4,106,037
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	12/17 at 100.00	B–	2,079,834
57,515	Total California			41,899,390
	Colorado – 6.5%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	BBB+	517,890
1,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	2,098,674
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,148,953
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	4,335,693
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	5,541,129
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	2,531,552
22,125	Total Colorado			17,173,891
	Connecticut – 1.1%
2,490	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA	2,793,805
	Florida – 0.6%
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A2	1,662,735
	Guam – 1.9%
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,600,995
1,675	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	A–	1,899,952
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	1,559,076
4,635	Total Guam			5,060,023
	Idaho – 1.7%
4,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 5.000%, 3/01/44	3/24 at 100.00	A–	4,361,520

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 12.4%
$1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured	No Opt. Call	A	$1,385,040
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	885,202
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	B+	730,869
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	419,633
1,340	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2016C, 5.000%, 1/01/20	No Opt. Call	A	1,454,516
1,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	12/17 at 100.00	AA	1,003,480
1,515	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007C, 5.000%, 1/01/27 – NPFG Insured	1/18 at 100.00	A	1,526,620
1,750	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,793,540
1,315	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,362,471
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,402,014
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	A	3,683,063
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	A	655,614
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	A	2,262,750
9,370	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	A	3,744,158
5,045	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 – RAAI Insured	12/17 at 100.00	AA	5,047,472
	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002B:
1,060	0.000%, 12/01/17 – RAAI Insured	No Opt. Call	AA	1,058,018
1,135	0.000%, 12/01/18 – RAAI Insured	No Opt. Call	AA	1,113,980
1,825	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,118,679
43,710	Total Illinois			32,647,119
	Indiana – 2.3%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA	1,052,752
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA	2,314,686
355	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	375,338
1,470	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	1,543,765
770	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.000%, 1/15/19	No Opt. Call	N/R	785,669
6,235	Total Indiana			6,072,210
	Iowa – 2.5%
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	858,851
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	752,422
2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.750%, 9/01/30 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	2,266,500

NUVEEN	31

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	12/17 at 100.00	B+	$1,644,885
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	12/17 at 100.00	B+	1,005,950
6,185	Total Iowa			6,528,608
	Kansas – 0.1%
270	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	12/17 at 100.00	BB+	270,151
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A	2,723,500
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43 (5)	7/31 at 100.00	Baa3	698,120
3,305	Total Kentucky			3,421,620
	Louisiana – 0.8%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	2,172,566
	Massachusetts – 1.9%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	2,510,794
1,675	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	1,903,018
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	514,895
4,375	Total Massachusetts			4,928,707
	Michigan – 3.6%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	392,126
2,590	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (4)	2,683,318
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	442,635
1,250	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/21 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	1,280,075
4,250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	4,534,283
8,830	Total Michigan			9,332,437
	Mississippi – 0.5%
1,170	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,223,200
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	280,738
	Nebraska – 0.6%
545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36	11/25 at 100.00	A–	567,045
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	1,114,410
1,545	Total Nebraska			1,681,455

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 3.9%
$1,325	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38 (Pre-refunded 7/01/19)	7/19 at 100.00	AAA	$1,422,971
1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028, Tender Option Bond Trust Series 11823, 17.526%, 7/01/42 (IF)	1/20 at 100.00	Aa3	1,766,450
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,081,450
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/34	12/24 at 100.00	Aa1	3,537,000
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	12/17 at 100.00	A	2,500,550
9,075	Total Nevada			10,308,421
	New Jersey – 3.5%
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31	12/26 at 100.00	A–	2,355,640
2,165	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	2,340,430
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series 2005K, 5.500%, 12/15/19 – AMBAC Insured	No Opt. Call	A–	1,339,938
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/29	6/25 at 100.00	A–	2,245,880
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	12/17 at 100.00	BBB–	1,000,050
8,415	Total New Jersey			9,281,938
	New Mexico – 1.1%
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB	833,232
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,000,640
1,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	1,063,600
2,800	Total New Mexico			2,897,472
	New York – 2.3%
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	AA–	556,580
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	1,451,738
2,755	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	2,855,998
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	1,267,523
5,640	Total New York			6,131,839
	Ohio – 3.7%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,155	5.375%, 6/01/24	12/17 at 100.00	B–	2,101,017
2,475	5.875%, 6/01/30	12/17 at 100.00	B–	2,407,185
875	5.750%, 6/01/34	12/17 at 100.00	B–	847,053
2,680	5.875%, 6/01/47	12/17 at 100.00	B–	2,577,999
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,230,185

NUVEEN	33

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	Caa1	$457,500
10,290	Total Ohio			9,620,939
	Oregon – 0.4%
915	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 0.000%, 6/15/36	6/27 at 100.00	AA+	1,038,909
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/40 (5)	6/27 at 100.00	Aa1	61,849
975	Total Oregon			1,100,758
	Pennsylvania – 4.4%
1,255	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/37	1/24 at 100.00	A	1,436,385
2,250	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon University, Series 2009, 5.000%, 8/01/21	2/19 at 100.00	AA	2,367,630
645	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 5.000%, 12/01/30	12/20 at 100.00	A2	700,780
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	622,688
300	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	336,288
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/24 at 100.00	A+	3,406,917
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg School District, Refunding Series 2009A, 4.750%, 11/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	2,650,575
10,475	Total Pennsylvania			11,521,263
	Puerto Rico – 0.4%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/17 at 100.00	AA–	1,058,412
	South Carolina – 1.4%
3,400	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – BHAC Insured	1/19 at 100.00	AA+ (4)	3,594,786
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	A+	687,462
	Texas – 10.5%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	287,935
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/35	7/25 at 100.00	BBB+	271,918
3,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.250%, 12/01/48 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	3,150,210
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	6,312,157
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,281,058
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
630	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	A	494,777
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A	3,761,846

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$975	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	12/17 at 100.00	A+	$978,344
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured	No Opt. Call	A2	480,401
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	2,454,816
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	1,138,160
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	AA–	206,182
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	12/22 at 100.00	A3	5,682,950
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2010, 0.000%, 8/15/31	No Opt. Call	AAA	1,079,000
35,350	Total Texas			27,579,754
	Virginia – 1.7%
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	1,946,010
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,105,520
410	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	465,867
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,124,393
3,920	Total Virginia			4,641,790
	Washington – 3.3%
855	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/19	No Opt. Call	Aa2	921,758
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series 2013A, 5.750%, 1/01/45	1/23 at 100.00	BBB+	4,376,160
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,074,467
2,185	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2009, 5.000%, 11/01/28	11/19 at 100.00	A+	2,314,112
8,030	Total Washington			8,686,497
	Wisconsin – 2.9%
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,182,120
2,355	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41	11/26 at 100.00	AA–	2,682,981
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A3	1,764,361
1,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	1,079,500
7,000	Total Wisconsin			7,708,962
$286,555	Total Municipal Bonds (cost $231,448,530)			256,744,655

NUVEEN	35

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	TRANSPORTATION – 0.1%
$323	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$203,906
87	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/55	N/R	44,403
$410	Total Corporate Bonds (cost $32,167)				248,309
	Total Long-Term Investments (cost $231,480,697) – 97.7%				256,992,964
	Other Assets Less Liabilities – 2.3%				5,925,312
	Net Assets – 100%				$262,918,276

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

36	NUVEEN

NXR
Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2%
	MUNICIPAL BONDS – 98.2%
	Alaska – 1.3%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	12/17 at 100.00	B3	$2,628,455
	Arizona – 1.0%
1,770	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	1,841,296
280	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 2.875%, 7/01/21	No Opt. Call	BB+	275,394
2,050	Total Arizona			2,116,690
	California – 22.9%
12,500	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	6,389,125
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B3	1,009,630
1,125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	12/17 at 100.00	B–	1,127,824
890	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	983,779
230	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	12/17 at 100.00	Baa2	231,127
2,275	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,669,349
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A+	2,553,954
2,050	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	12/17 at 100.00	B+	2,047,745
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A, 0.000%, 3/01/28 – FGIC Insured	No Opt. Call	Aa2	3,068,865
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	939,368
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	7,460,662
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	A	2,421,510
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	5,086,908
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	933,750
1,985	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B, 5.000%, 11/01/19 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	A (4)	1,992,483
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32	No Opt. Call	AA–	4,943,760
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured	No Opt. Call	A+	2,027,997

NUVEEN	37

NXR	Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,030	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Arlington Redevelopment Project, Hunter Park/Northside Redevelopment Project, Magnolia Center Redevelopment Project, 5.000%, 8/01/37 – NPFG Insured	12/17 at 100.00	A	$1,032,626
1,080	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AAA	1,106,654
69,215	Total California			47,027,116
	Colorado – 5.6%
1,540	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	12/17 at 100.00	BBB–	1,542,864
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/22	No Opt. Call	N/R	546,055
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	2,125,240
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,148,953
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	768,246
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	A	3,335,626
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/33	12/25 at 100.00	N/R	1,105,760
13,790	Total Colorado			11,572,744
	Connecticut – 1.7%
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2010C, 5.000%, 12/01/20	12/19 at 100.00	A+	1,620,345
1,640	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA	1,840,096
3,140	Total Connecticut			3,460,441
	District of Columbia – 0.8%
1,700	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/20 – AGM Insured	12/17 at 100.00	AA	1,705,508
	Guam – 0.7%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,334,162
	Idaho – 1.6%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 5.000%, 3/01/44	3/24 at 100.00	A–	3,271,140
	Illinois – 12.0%
575	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	678,655
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	A	2,487,966
535	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2016C, 5.000%, 1/01/20	No Opt. Call	A	580,721
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	12/17 at 100.00	AA	2,006,960
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	297,682
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
105	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	107,652
1,495	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,532,764

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	$1,537,320
1,500	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)	No Opt. Call	N/R (4)	1,682,835
1,015	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,051,641
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,402,014
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured	No Opt. Call	Aa3	877,610
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	A	1,516,900
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	A	2,769,548
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	A	2,262,750
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	A	879,780
1,400	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,625,288
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	354,355
32,060	Total Illinois			24,652,441
	Indiana – 1.6%
2,295	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2010, 5.250%, 7/15/25	1/20 at 100.00	AA+	2,501,757
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 7/15/28 – AGM Insured	No Opt. Call	AA	750,860
3,295	Total Indiana			3,252,617
	Iowa – 1.1%
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	682,942
570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	604,057
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	12/17 at 100.00	B+	955,652
2,180	Total Iowa			2,242,651
	Massachusetts – 0.7%
1,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	1,476,969
	Michigan – 1.0%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	392,126
1,295	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/21 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	1,326,158
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	266,722
1,900	Total Michigan			1,985,006
	Mississippi – 0.9%
1,830	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,913,210
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	280,738

NUVEEN	39

NXR	Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.7%
$1,440	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010A, 4.750%, 1/01/40	1/20 at 100.00	AA–	$1,509,610
	Nebraska – 1.4%
2,600	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	2,897,466
	Nevada – 1.7%
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,081,450
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	12/17 at 100.00	A	2,500,550
3,500	Total Nevada			3,582,000
	New Jersey – 2.8%
1,850	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23	No Opt. Call	A–	2,077,605
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/28 – AGM Insured	7/25 at 100.00	AA	357,856
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A–	3,249,680
7,055	Total New Jersey			5,685,141
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,000,640
	New York – 2.6%
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	1,451,737
1,870	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	6/18 at 100.00	AAA	1,936,273
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	1,554,990
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	295,941
4,885	Total New York			5,238,941
	North Carolina – 0.3%
500	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009, 4.000%, 6/01/21 (Pre-refunded 6/01/19)	6/19 at 100.00	AAA	524,340
	Ohio – 6.4%
2,250	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured	2/19 at 100.00	AA (4)	2,397,128
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,345	5.375%, 6/01/24	12/17 at 100.00	B–	1,311,308
1,465	6.000%, 6/01/42	12/17 at 100.00	B–	1,422,852
435	5.875%, 6/01/47	12/17 at 100.00	B–	418,444
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	3,713,750
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A+	1,696,755
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,642,103

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	Caa1	$457,500
13,190	Total Ohio			13,059,840
	Oregon – 1.3%
1,500	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	A	1,722,450
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	919,193
2,250	Total Oregon			2,641,643
	Pennsylvania – 6.8%
1,015	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/37	1/24 at 100.00	A	1,161,698
1,685	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon University, Series 2009, 5.000%, 8/01/21	2/19 at 100.00	AA	1,773,092
430	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 5.000%, 12/01/30	12/20 at 100.00	A2	467,186
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2:
370	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	415,125
200	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	224,192
2,075	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2009B, 5.000%, 12/01/22	12/19 at 100.00	A1	2,245,192
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/24 at 100.00	A+	5,110,375
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg School District, Refunding Series 2009A, 4.750%, 11/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	2,650,575
12,730	Total Pennsylvania			14,047,435
	Puerto Rico – 0.5%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	C	987,383
	South Carolina – 1.5%
3,000	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – BHAC Insured	1/19 at 100.00	AA+ (4)	3,171,870
	South Dakota – 0.2%
400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	A+	458,308
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	848,233
	Texas – 10.6%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	287,935
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/34	7/25 at 100.00	BBB+	96,682
3,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	3,141,510
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	5,267,699

NUVEEN	41

NXR	Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$1,405	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	A	$774,211
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	A	1,050,084
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	A	1,083,707
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
3,045	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,497,744
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,543,897
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	2,454,816
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	367,700
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	12/22 at 100.00	A3	2,222,140
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	1,964,608
28,220	Total Texas			21,752,733
	Virginia – 2.5%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/32 (5)	7/28 at 100.00	BBB	2,933,595
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	465,867
1,510	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,681,023
5,420	Total Virginia			5,080,485
	Washington – 4.1%
1,020	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/18	No Opt. Call	Aa2	1,061,351
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,074,467
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA–	4,505,880
1,700	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2009, 5.000%, 11/01/28	11/19 at 100.00	A+	1,800,453
7,710	Total Washington			8,442,151
	Wisconsin – 0.9%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,365,763
485	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	12/17 at 100.00	AA	486,644
1,735	Total Wisconsin			1,852,407
$237,030	Total Municipal Bonds (cost $174,801,692)			201,700,514

42	NUVEEN

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	TRANSPORTATION – 0.0%
$91	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$57,457
25	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/55	N/R	12,512
$116	Total Corporate Bonds (cost $9,062)				69,969
	Total Long-Term Investments (cost $174,810,754) – 98.2%				201,770,483
	Other Assets Less Liabilities – 1.8%				3,623,344
	Net Assets – 100%				$205,393,827

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
ETM	Escrowed to maturity.

See accompanying notes to financial statements.

NUVEEN	43

NXC
Nuveen California Select Tax-Free Income Portfolio
	Portfolio of Investments	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3%
	MUNICIPAL BONDS – 97.3%
	Consumer Staples – 6.3%
$1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46	12/17 at 100.00	CCC	$989,970
50	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	12/17 at 100.00	BBB+	49,997
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	1,102,654
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
775	5.000%, 6/01/33	12/17 at 100.00	B+	774,147
660	5.750%, 6/01/47	12/17 at 100.00	B3	660,000
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	12/17 at 100.00	B–	1,499,880
1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	12/17 at 100.00	BB+	999,700
6,080	Total Consumer Staples			6,076,348
	Education and Civic Organizations – 3.1%
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	181,594
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BBB	65,637
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46	7/25 at 101.00	BBB	424,089
250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	280,805
2,000	University of California, General Revenue Bonds, Limited Project Series 2016K, 4.000%, 5/15/46	5/26 at 100.00	AA–	2,093,600
2,855	Total Education and Civic Organizations			3,045,725
	Health Care – 11.1%
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	1,147,440
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	2,867,900
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA–	128,512
125	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	144,707
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	284,450
1,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	AA–	1,037,550
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA	256,371
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	39,429

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/41	11/26 at 100.00	BBB–	$147,793
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB+	390,415
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
825	5.000%, 12/01/46	6/26 at 100.00	BB	902,624
540	5.250%, 12/01/56	6/26 at 100.00	BB	594,427
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	BBB–	1,190,475
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	782,788
800	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	BBB+	901,016
9,680	Total Health Care			10,815,897
	Housing/Multifamily – 0.9%
355	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	384,149
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	433,469
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	BBB+	27,653
65	5.250%, 8/15/49	8/24 at 100.00	BBB+	71,438
840	Total Housing/Multifamily			916,709
	Industrials – 1.1%
1,015	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23	6/18 at 100.00	BBB+	1,021,171
	Tax Obligation/General – 23.7%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	AA–	1,174,600
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	AA–	1,794,177
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,226,483
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	AA–	2,328,420
2,345	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A, 0.000%, 2/01/18 – NPFG Insured	No Opt. Call	A	2,337,332
1,080	Mountain View-Los Altos Union High School District, Santa Clara County, California, General Obligation Bonds, Capital Appreciation Series 1997C, 0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aaa	1,074,470
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34	No Opt. Call	A	3,951,120
1,000	San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46	8/27 at 100.00	Aa3	1,204,610
8,075	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	2,841,189
1,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2017A-1, 5.000%, 8/01/47	8/27 at 100.00	AAA	1,186,130
1,000	Santa Barbara Unified School District, Santa Barbara County, California, General Obligation Bonds, Election of 2016 Series 2017A, 4.000%, 8/01/41	8/27 at 100.00	Aa2	1,054,060
2,000	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (4)	8/31 at 100.00	AA	1,812,040
30,690	Total Tax Obligation/General			22,984,631

NUVEEN	45

NXC	Nuveen California Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 17.2%
$1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	12/17 at 100.00	AA	$1,002,260
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A+	2,352,740
360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	12/17 at 100.00	A	360,965
1,000	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	12/17 at 100.00	A	1,002,680
270	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/17 at 100.00	A	275,824
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	A+	3,432,660
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	12/17 at 100.00	Aa2	1,228,705
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38	6/26 at 100.00	AAA	1,180,970
135	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	161,064
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A+	1,024,890
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	58,778
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	65,922
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	383,145
320	5.750%, 9/01/39	9/23 at 100.00	N/R	349,142
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	35,823
425	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A+	450,781
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	22,064
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,545,003
65	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	71,005
615	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	12/17 at 100.00	A+	617,054
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	45,702
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,051,440
15,320	Total Tax Obligation/Limited			16,718,617
	Transportation – 6.7%
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	Baa3	632,799

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
$1,000	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	$1,137,240
1,170	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,344,342
1,175	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,349,464
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	924,856
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	5/22 at 100.00	A+	1,084,813
5,630	Total Transportation			6,473,514
	U.S. Guaranteed – 8.8% (5)
	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2008A:
2,805	5.625%, 4/01/37 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (5)	2,873,218
195	5.625%, 4/01/37 (Pre-refunded 4/01/18)	4/18 at 100.00	Aa3 (5)	199,762
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	1,668,225
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.500%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	AA– (5)	1,137,070
	Irvine Unified School District Financing Authority, Orange County, California, Special Tax Bonds, Group II, Series 2006A:
35	5.000%, 9/01/26 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	36,316
80	5.125%, 9/01/36 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	83,099
540	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (5)	546,901
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (5)	558,710
415	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	436,580
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (5)	188,414
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	29,672
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	29,867
30	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	35,841
225	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	227,050
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	A– (5)	437,040
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (5)	84,411
7,965	Total U.S. Guaranteed			8,572,176
	Utilities – 3.3%
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	819,382
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/42	7/27 at 100.00	Aa2	2,363,880
2,645	Total Utilities			3,183,262

NUVEEN	47

NXC	Nuveen California Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 15.1%
$1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	$1,155,100
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33	4/27 at 100.00	AAA	1,799,695
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	405,176
1,160	5.000%, 11/21/45 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	1,247,615
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	2,263,920
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	AAA	2,353,860
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	2,283,604
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	AA+	1,176,460
620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series 2017A, 5.250%, 6/01/47	6/27 at 100.00	AA	751,415
1,000	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/31	12/25 at 100.00	Aa1	1,203,380
12,605	Total Water and Sewer			14,640,225
$95,325	Total Municipal Bonds (cost $85,864,459)			94,448,275

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.1%
	MUNICIPAL BONDS – 2.1%
	Health Care – 2.1%
$2,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Variable Rate Demand Obligation Series 2009C, 0.870%, 11/01/38 (6)	11/17 at 100.00	A–1+	$2,000,000
$2,000	Total Short-Term Investments (cost $2,000,000)			2,000,000
	Total Investments (cost $87,864,459) – 99.4%			96,448,275
	Other Assets Less Liabilities – 0.6%			590,063
	Net Assets – 100%			$97,038,338

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

48	NUVEEN

NXN
Nuveen New York Select Tax-Free Income Portfolio
	Portfolio of Investments	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9%
	MUNICIPAL BONDS – 98.9%
	Consumer Staples – 1.5%
$435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	12/17 at 100.00	BB	$434,026
150	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	12/17 at 100.00	B–	149,988
275	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	12/17 at 100.00	B–	272,750
860	Total Consumer Staples			856,764
	Education and Civic Organizations – 23.8%
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	12/17 at 100.00	B	147,926
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B+	284,514
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	75,793
110	5.000%, 4/15/43	4/23 at 100.00	BB+	110,102
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	168,355
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	A	1,233,330
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	23,597
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	29,189
405	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – NPFG Insured	12/17 at 100.00	A	406,304
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	1,121,470
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	675,277
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	337,261
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	Aa2	1,380,134
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,979,154
120	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	123,727
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	260,957
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	163,722
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A–	124,984
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	2,229,060

NUVEEN	49

NXN	Nuveen New York Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$500	5.000%, 1/01/31 – AMBAC Insured	12/17 at 100.00	BBB	$501,155
430	4.750%, 1/01/42 – AMBAC Insured	12/17 at 100.00	BBB	433,556
300	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	12/17 at 100.00	A	300,849
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A, 5.000%, 8/01/32	8/23 at 100.00	AA–	1,169,147
12,040	Total Education and Civic Organizations			13,279,563
	Financials – 1.0%
450	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	576,950
	Health Care – 0.6%
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A	107,458
230	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	12/17 at 100.00	BB–	230,421
330	Total Health Care			337,879
	Housing/Multifamily – 0.5%
275	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	275,300
	Industrials – 4.0%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	172,382
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	2,036,002
2,025	Total Industrials			2,208,384
	Long-Term Care – 0.3%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	12/17 at 100.00	A3	100,102
15	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	12/17 at 100.00	N/R	13,811
55	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.500%, 7/01/18	12/17 at 100.00	N/R	54,866
170	Total Long-Term Care			168,779
	Tax Obligation/General – 3.2%
515	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/25	12/17 at 100.00	AA	518,744
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	1,261,472
1,595	Total Tax Obligation/General			1,780,216
	Tax Obligation/Limited – 21.7%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AAA	1,190,815
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	1,177,870
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/25	No Opt. Call	A	1,136,140
800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/42	2/27 at 100.00	Aa3	931,336

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$795	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	AA–	$910,609
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	1,159,890
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	1,145,340
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	523,579
875	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30	2/21 at 100.00	AAA	989,441
535	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Tender Option Bond Trust 2015-XF0080, 11.658%, 5/01/32 (IF)	5/19 at 100.00	AAA	631,594
775	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	781,983
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	632,335
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	888,467
10,695	Total Tax Obligation/Limited			12,099,399
	Transportation – 14.8%
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	1,171,640
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	277,053
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
345	5.000%, 8/01/26	8/21 at 100.00	BB–	370,351
685	5.000%, 8/01/31	8/21 at 100.00	BB–	732,710
980	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,078,725
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/33	9/24 at 100.00	AA–	1,757,775
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	AA–	1,158,880
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/20 at 100.00	Baa1	301,600
215	6.000%, 12/01/36	12/20 at 100.00	Baa1	240,617
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017B, 5.000%, 11/15/36	5/27 at 100.00	AA–	1,188,220
7,265	Total Transportation			8,277,571
	U.S. Guaranteed – 10.1% (6)
1,000	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (6)	1,005,730
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
160	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	168,206
210	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	222,474
405	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	430,365
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (6)	849,465

NUVEEN	51

NXN	Nuveen New York Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$745	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/25 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (6)	$750,588
1,205	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (6)	1,387,895
125	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30 (Pre-refunded 2/01/21)	2/21 at 100.00	N/R (6)	141,869
600	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 (Pre-refunded 10/01/21) – AGM Insured	10/21 at 100.00	AA (6)	690,300
5,200	Total U.S. Guaranteed			5,646,892
	Utilities – 10.1%
550	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	574,338
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	36,996
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	56,508
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	443,800
865	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	865,943
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,584,847
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B, 5.000%, 12/15/35	6/26 at 100.00	AAA	2,102,573
5,015	Total Utilities			5,665,005
	Water and Sewer – 7.3%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	A	237,138
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/38	6/27 at 100.00	AA+	2,364,320
275	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 15.128%, 6/15/37 (IF)	6/18 at 100.00	N/R	306,345
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42	6/27 at 100.00	AAA	1,186,820
3,475	Total Water and Sewer			4,094,623
$49,395	Total Long-Term Investments (cost $52,044,108) – 98.9%			55,267,325
	Other Assets Less Liabilities – 2.9%			1,597,888
	Floating Rate Obligations – (1.8)%			(1,005,000)
	Net Assets – 100%			$55,860,213

52	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	53

Statement of Assets and Liabilities	September 30, 2017 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $216,125,740, $231,480,697, $174,810,754, $85,864,459 and $52,044,108, respectively)	$244,807,714	$256,992,964	$201,770,483	$94,448,275	$55,267,325
Short-term investments, at value (cost approximates value)	—	—	—	2,000,000	—
Cash	2,075,650	2,960,961	126,357	—	565,491
Receivable for:
Interest	2,536,383	2,800,423	2,108,603	1,234,096	752,108
Investments sold	6,919,605	1,000,000	2,030,278	—	490,000
Shares sold	—	—	—	6,141	—
Deferred offering costs	—	—	—	126,978	—
Other assets	58,076	60,527	45,507	23,525	15,369
Total assets	256,397,428	263,814,875	206,081,228	97,839,015	57,090,293
Liabilities
Cash overdraft	—	—	—	400,243	—
Floating rate obligations	—	—	—	—	1,005,000
Payable for dividends	709,078	716,178	546,846	292,290	172,675
Accrued expenses:
Management fees	42,830	54,802	43,189	20,795	11,978
Trustees fees	55,609	58,096	43,185	21,161	12,976
Other	65,821	67,523	54,181	66,188	27,451
Total liabilities	873,338	896,599	687,401	800,677	1,230,080
Net assets	$255,524,090	$262,918,276	$205,393,827	$97,038,338	$55,860,213
Shares outstanding	16,570,310	17,713,727	13,045,560	6,325,457	3,924,895
Net asset value (“NAV”) per share outstanding	$15.42	$14.84	$15.74	$15.34	$14.23
Net assets consist of:
Shares, $0.01 par value per share	$165,703	$177,137	$130,456	$63,255	$39,249
Paid-in surplus	230,107,246	245,888,204	179,536,881	88,172,449	53,856,609
Undistributed (Over-distribution of) net investment income	1,739,559	1,050,820	1,780,575	(140,543)	(15,133)
Accumulated net realized gain (loss)	(5,170,392)	(9,710,152)	(3,013,814)	359,361	(1,243,729)
Net unrealized appreciation (depreciation)	28,681,974	25,512,267	26,959,729	8,583,816	3,223,217
Net assets	$255,524,090	$262,918,276	$205,393,827	$97,038,338	$55,860,213
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

54	NUVEEN

Statement of Operations	Six Months Ended September 30, 2017 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$5,030,209	$5,082,488	$4,028,709	$2,007,429	$1,149,900
Expenses
Management fees	258,984	331,718	260,896	125,566	72,866
Interest expense	—	—	—	—	7,155
Custodian fees	16,422	17,414	13,782	8,680	5,121
Trustees fees	3,835	3,961	3,086	1,452	848
Professional fees	15,071	15,168	14,510	14,183	12,714
Shareholder reporting expenses	20,596	20,318	14,256	6,866	4,829
Shareholder servicing agent fees	7,077	6,459	5,439	1,877	1,711
Stock exchange listing fees	3,488	3,488	3,488	3,499	3,492
Investor relations expenses	11,402	11,535	8,765	4,418	2,882
Other	11,767	12,523	9,256	16,528	8,664
Total expenses	348,642	422,584	333,478	183,069	120,282
Net investment income (loss)	4,681,567	4,659,904	3,695,231	1,824,360	1,029,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	846,879	1,057,231	479,527	971,058	100,787
Change in net unrealized appreciation (depreciation) of investments	6,001,837	5,339,819	5,128,381	1,189,466	692,619
Net realized and unrealized gain (loss)	6,848,716	6,397,050	5,607,908	2,160,524	793,406
Net increase (decrease) in net assets from operations	$11,530,283	$11,056,954	$9,303,139	$3,984,884	$1,823,024

See accompanying notes to financial statements.

NUVEEN	55

Statement of Changes in Net Assets	(Unaudited)

	NXP		NXQ		NXR
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/17	3/31/17	9/30/17	3/31/17	9/30/17	3/31/17
Operations
Net investment income (loss)	$4,681,567	$9,302,606	$4,659,904	$9,468,136	$3,695,231	$7,400,343
Net realized gain (loss) from:
Investments	846,879	1,206,176	1,057,231	17,004	479,527	26,801
Swaps	—	(180,389)	—	—	—	(87,611)
Change in net unrealized appreciation (depreciation) of:
Investments	6,001,837	(9,363,238)	5,339,819	(7,540,888)	5,128,381	(6,783,825)
Swaps	—	443,326	—	—	—	299,545
Net increase (decrease) in net assets from operations	11,530,283	1,408,481	11,056,954	1,944,252	9,303,139	855,253
Distributions to Shareholders
From net investment income	(4,523,694)	(9,118,641)	(4,463,859)	(9,149,141)	(3,404,891)	(6,954,588)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,523,694)	(9,118,641)	(4,463,859)	(9,149,141)	(3,404,891)	(6,954,588)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets	7,006,589	(7,710,160)	6,593,095	(7,204,889)	5,898,248	(6,099,335)
Net assets at the beginning of period	248,517,501	256,227,661	256,325,181	263,530,070	199,495,579	205,594,914
Net assets at the end of period	$255,524,090	$248,517,501	$262,918,276	$256,325,181	$205,393,827	$199,495,579
Undistributed (Over-distribution of) net investment income at the end of period	$1,739,559	$1,581,686	$1,050,820	$854,775	$1,780,575	$1,490,235

See accompanying notes to financial statements.

56	NUVEEN

	NXC		NXN
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	9/30/17	3/31/17	9/30/17	3/31/17
Operations
Net investment income (loss)	$1,824,360	$3,798,794	$1,029,618	$2,165,600
Net realized gain (loss) from:
Investments	971,058	(131,725)	100,787	(365,379)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,189,466	(3,435,731)	692,619	(1,558,377)
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	3,984,884	231,338	1,823,024	241,844
Distributions to Shareholders
From net investment income	(1,859,389)	(3,883,881)	(1,083,271)	(2,166,329)
From accumulated net realized gains	—	(616,049)	—	—
Decrease in net assets from distributions to shareholders	(1,859,389)	(4,499,930)	(1,083,271)	(2,166,329)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	562,329	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	40,360	85,085	—	13,528
Net increase (decrease) in net assets from capital share transactions	602,689	85,085	—	13,528
Net increase (decrease) in net assets	2,728,184	(4,183,507)	739,753	(1,910,957)
Net assets at the beginning of period	94,310,154	98,493,661	55,120,460	57,031,417
Net assets at the end of period	$97,038,338	$94,310,154	$55,860,213	$55,120,460
Undistributed (Over-distribution of) net investment income at the end of period	$(140,543)	$(105,514)	$(15,133)	$38,520

See accompanying notes to financial statements.

NUVEEN	57

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
		Net		Net		From	From
		Investment		Realized/		Net	Accumulated			Ending
	Beginning	Income		Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	NAV	Price
NXP
Year Ended 3/31:
2018(e)	$15.00	$0.28		$0.41	$0.69	$(0.27)	$—	$(0.27)	$15.42	$14.92
2017	15.46	0.56		(0.47)	0.09	(0.55)	—	(0.55)	15.00	14.03
2016	15.17	0.58		0.27	0.85	(0.56)	—	(0.56)	15.46	14.89
2015	14.43	0.60		0.76	1.36	(0.62)	—	(0.62)	15.17	14.51
2014	15.03	0.66		(0.62)	0.04	(0.64)	—	(0.64)	14.43	13.48
2013	14.55	0.69		0.48	1.17	(0.69)	—	(0.69)	15.03	14.63

NXQ
Year Ended 3/31:
2018(e)	14.47	0.26		0.36	0.62	(0.25)	—	(0.25)	14.84	14.04
2017	14.88	0.53		(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41
2016	14.64	0.55		0.23	0.78	(0.54)	—	(0.54)	14.88	14.13
2015	13.83	0.58		0.83	1.41	(0.60)	—	(0.60)	14.64	13.94
2014	14.38	0.62		(0.54)	0.08	(0.63)	—	(0.63)	13.83	13.12
2013	13.89	0.65		0.47	1.12	(0.63)	—	(0.63)	14.38	13.99

(a)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

58	NUVEEN

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
		Based	Ending
Based		on	Net			Net		Portfolio
on		Share	Assets			Investment		Turnover
NAV	(a)	Price (a)	(000)	Expenses	(b)	Income (Loss	)	Rate	(c)

4.65%		8.36%	$255,524	0.27	%**	3.69	%**	12%
0.55		(2.20)	248,518	0.28		3.64		28
5.78		6.82	256,228	0.28		3.88		25
9.52		12.42	251,296	0.32	(d)	4.01	(d)	28
0.38		(3.37)	239,151	0.29		4.60		40
8.16		5.14	249,134	0.28		4.64		24

4.32		6.62	262,918	0.32	**	3.56	**	11
0.69		(1.56)	256,325	0.33		3.61		27
5.46		5.46	263,530	0.33		3.76		23
10.32		11.00	259,381	0.37	(d)	4.04	(d)	19
0.73		(1.51)	245,069	0.34		4.58		23
8.20		7.29	254,694	0.33		4.54		19

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXP
Year Ended 3/31:
2018(e)	—%
2017	—
2016	—
2015	—
2014	—
2013	—

NXQ
Year Ended 3/31:
2018(e)	—%
2017	—
2016	—
2015	—	*
2014	—	*
2013	—	*

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to
	Average Net Assets
			Net Investment
NXP	Expense	(b)	Income (Loss	)
Year Ended 3/31:
2015	0.35%		3.98%

	Ratios to
	Average Net Assets
			Net Investment
NXQ	Expense	(b)	Income (Loss	)
Year Ended 3/31:
2015	0.40%		4.01%

(e)	For the six months ended September 30, 2017.
*	Rounds to less than 0.01%.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
									Premium
									Per Share
		Net		Net		From	From		Sold
		Investment		Realized/		Net	Accumulated		through		Ending
	Beginning	Income		Unrealized		Investment	Net Realized		Shelf	Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	Offering	NAV	Price
NXR
Year Ended 3/31:
2018(e)	$15.29	$0.28		$0.43	$0.71	$(0.26)	$—	$(0.26)	$—	$15.74	$15.18
2017	15.76	0.57		(0.51)	0.06	(0.53)	—	(0.53)	—	15.29	14.21
2016	15.34	0.58		0.40	0.98	(0.56)	—	(0.56)	—	15.76	14.89
2015	14.46	0.60		0.89	1.49	(0.61)	—	(0.61)	—	15.34	14.78
2014	14.94	0.64		(0.49)	0.15	(0.63)	—	(0.63)	—	14.46	13.67
2013	14.43	0.66		0.51	1.17	(0.66)	—	(0.66)	—	14.94	14.48

NXC
Year Ended 3/31:
2018(e)	15.00	0.29		0.35	0.64	(0.30)	—	(0.30)	—*	15.34	15.58
2017	15.68	0.60		(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	15.00	14.83
2016	15.52	0.64		0.19	0.83	(0.65)	(0.02)	(0.67)	—	15.68	16.70
2015	14.83	0.66		0.82	1.48	(0.68)	(0.11)	(0.79)	—	15.52	15.40
2014	15.72	0.67		(0.63)	0.04	(0.68)	(0.25)	(0.93)	—	14.83	14.25
2013	15.07	0.69		0.64	1.33	(0.68)	—	(0.68)	—	15.72	15.07

(a)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

60	NUVEEN

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets

		Based	Ending
Based		on	Net			Net		Portfolio
on		Share	Assets			Investment		Turnover
NAV	(a)	Price (a)	(000)	Expenses	(b)	Income (Loss	)	Rate	(c)

4.68%		8.72%	$205,394	0.33	%**	3.62	%**	11%
0.37		(1.09)	199,496	0.33		3.61		29
6.56		4.76	205,595	0.34		3.81		22
10.46		12.87	200,153	0.38	(d)	3.99	(d)	21
1.18		(1.02)	188,653	0.35		4.51		30
8.20		5.54	194,920	0.33		4.45		28

4.26		7.10	97,038	0.37	**	3.80	**	11
0.20		(6.98)	94,310	0.37		3.89		24
5.51		13.25	98,494	0.37		4.18		10
10.20		13.84	97,421	0.37		4.30		7
0.50		1.07	93,011	0.38		4.55		14
8.98		6.43	98,595	0.37		4.44		19

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXR
Year Ended 3/31:
2018(e)	—%
2017	—
2016	—
2015	—
2014	—
2013	—

NXC

Year Ended 3/31:
2018(e)	—%
2017	—
2016	—
2015	—
2014	0.01
2013	0.01

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to
	Average Net Assets
			Net Investment
NXR	Expenses	(b)	Income (Loss	)
Year Ended 3/31:
2015	0.42%		3.96%

(e)	For the six months ended September 30, 2017.
*	Rounds to less than 0.01%.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	61

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
		Net		Net		From	From
		Investment		Realized/		Net	Accumulated				Ending
	Beginning	Income		Unrealized		Investment	Net Realized			Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains		Total	NAV	Price
NXN
Year Ended 3/31:
2018(d)	$14.04	$0.26		$0.21	$0.47	$(0.28)	$—		$(0.28)	$14.23	$14.01
2017	14.53	0.55		(0.49)	0.06	(0.55)	—		(0.55)	14.04	13.69
2016	14.52	0.57		(0.01)	0.56	(0.55)	—		(0.55)	14.53	14.06
2015	13.95	0.56		0.58	1.14	(0.57)	—		(0.57)	14.52	14.13
2014	14.70	0.60		(0.72)	(0.12)	(0.63)	—	*	(0.63)	13.95	13.41
2013	14.59	0.63		0.19	0.82	(0.65)	(0.06)		(0.71)	14.70	14.87

(a)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

62	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(b)	Income (Loss	)	Rate	(c)

3.34%	4.37%	$55,860	0.43	%**	3.68	%**	18%
0.40	1.26	55,120	0.44		3.83		29
3.98	3.63	57,031	0.42		3.97		14
8.31	9.84	56,988	0.43		3.92		16
(0.69)	(5.46)	54,751	0.43		4.35		26
5.66	10.60	57,684	0.39		4.27		23

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXN
Year Ended 3/31:
2018(d)	0.03	%**
2017	0.02
2016	0.01
2015	0.01
2014	0.01
2013	0.01

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended September 30, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	63

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Select Tax-Free Income Portfolio (NXP)
•	Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
•	Nuveen Select Tax-Free Income Portfolio 3 (NXR)
•	Nuveen California Select Tax-Free Income Portfolio (NXC)
•	Nuveen New York Select Tax-Free Income Portfolio (NXN)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.

The end of the reporting period for the Funds is September 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2017 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

64	NUVEEN

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	65

Notes to Financial Statements (Unaudited) (continued)

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NXP	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$244,648,953	$—		$244,648,953
Corporate Bonds**	—	—	158,761	***	158,761
Total	$—	$244,648,953	$158,761		$244,807,714

NXQ
Long-Term Investments:
Municipal Bonds*	$—	$256,744,655	$—		$256,744,655
Corporate Bonds**	—	—	248,309	***	248,309
Total	$—	$256,744,655	$248,309		$256,992,964

NXR
Long-Term Investments:
Municipal Bonds*	$—	$201,700,514	$—		$201,700,514
Corporate Bonds**	—	—	69,969	***	69,969
Total	$—	$201,700,514	$69,969		$201,770,483

NXC
Long-Term Investments**:
Municipal Bonds	$—	$94,448,275	$—		$94,448,275
Short-Term Investments**:
Municipal Bonds	—	2,000,000	—		2,000,000
Total	$—	$96,448,275	$—		$96,448,275

NXN
Long-Term Investments**:
Municipal Bonds	$—	$55,267,325	$—		$55,267,325

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

66	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

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Notes to Financial Statements (Unaudited) (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXP	NXQ	NXR	NXC	NXN
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—	$—	$1,005,000
Floating rate obligations: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	1,890,000
Total	$2,250,000	$3,750,000	$—	$—	$2,895,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXP	NXQ	NXR	NXC	NXN
Average floating rate obligations outstanding	$—	$—	$—	$—	$1,005,000
Average annual interest rate and fees	—%	—%	—%	—%	1.42%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

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As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NXP	NXQ	NXR	NXC	NXN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	—
Total	$2,250,000	$3,750,000	$—	$—	$425,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Shares Equity Shelf Program and Offering Costs
NXC has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized shares, shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

	NXC
	Six Months
	Ended
	9/30/17	*
Additional authorized shares	600,000
Shares sold	36,052
Offering proceeds, net of offering costs	$562,329

*	Represents additional authorized shares for the period August 16, 2017 through September 30, 2017.

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Notes to Financial Statements (Unaudited) (continued)

Costs incurred by the Fund in connection with its Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

Shares Transactions
Transactions in shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NXC		NXN
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	9/30/17	3/31/17	9/30/17	3/31/17
Shares:
Issued to shareholders due to reinvestment of distributions	2,637	5,403	—	919
Sold through shelf offering	36,052	—	N/A	N/A
Weighted average share:
Premium to NAV per shelf offering share sold	2.44%	—%	N/A	N/A

N/A – The Fund is not authorized to issue additional common shares through a shelf offering.

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$29,948,877	$28,944,114	$21,434,779	$10,490,809	$4,425,282
Sales and maturities	34,970,720	30,276,090	21,382,312	10,273,048	5,410,000

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.

	NXP	NXQ	NXR	NXC	NXN
Tax cost of investments	$214,417,167	$230,383,268	$172,883,707	$87,807,386	$51,058,161
Gross unrealized:
Appreciation	$30,885,848	$27,129,956	$29,349,727	$8,722,889	$3,268,388
Depreciation	(495,301)	(520,260)	(462,951)	(82,000)	(63,081)
Net unrealized appreciation (depreciation) of investments	$30,390,547	$26,609,696	$28,886,776	$8,640,889	$3,205,307

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Permanent differences, primarily due to distribution reallocations, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2017, the Funds’ last tax year end, as follows:

	NXP	NXQ	NXR	NXC	NXN
Paid-in-surplus	$—	$(400,800)	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(221,043)	(56,280)	(197,428)	(599)	—
Accumulated net realized gain (loss)	221,043	457,080	197,428	599	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2017, the Funds’ last tax year end, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$625,380	$308,946	$169,981	$138,755	$192,842
Undistributed net ordinary income[2]	17,756	18,511	4,470	—	3,188
Undistributed net long-term capital gains	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2017, paid on April 3, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2017 was designated for purposes of the dividends paid deduction as follows:

	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$9,047,389	$9,186,869	$6,966,329	$3,903,057	$2,166,287
Distributions from net ordinary income[2]	71,252	6,556	14,350	—	—
Distributions from net long-term capital gains	—	—	—	615,450	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2017, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NXP	NXQ	NXR	NXN
Expiration: March 31, 2019	$—	$335,742	$—	$—
Not subject to expiration	6,017,453	10,432,099	3,493,505	1,311,188
Total	$6,017,453	$10,767,841	$3,493,505	$1,311,188

During the Funds’ last tax year ended, March 31, 2017, the following Funds utilized capital loss carryforwards as follows:

	NXP	NXQ	NXR
Utilized capital loss carryforwards	$1,246,830	$73,284	$136,618

As of March 31, 2017, the Funds’ last tax year end, $400,800, of NXQ capital loss carryforward expired.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

NXC
Post-October capital losses[3]	$611,697
Late-year ordinary losses[4]	—

3	Capital losses incurred from November 1, 2016 through March 31, 2017, the Funds’ last tax year end.
4	Ordinary losses incurred from January 1, 2017 through March 31, 2017 and/or specified losses incurred from November 1, 2016 through March 31, 2017.

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Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

The annual Fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (orignally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2017, the complex-level fee for each Fund was 0.1599%.

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Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

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Notes to Financial Statements (Unaudited) (continued)

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

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Additional Fund Information

Board of Trustees
Margo Cook* William J. Schneider	Jack B. Evans Judith M. Stockdale	William C. Hunter Carole E. Stone	David J. Kundert Terence J. Toth	Albin F. Moschner Margaret L. Wolff	John K. Nelson Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Chapman and Cutler LLP Chicago, IL 60603	Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Shares repurchased	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	75

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■	Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

76	NUVEEN

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	77

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

78	NUVEEN

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board,”and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement”and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members

NUVEEN	79

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cyberse-curity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance

80	NUVEEN

and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark

NUVEEN	81

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For Nuveen Select Tax-Free Income Portfolio, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the second quartile and outperforming its benchmark for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Select Tax-Free Income Portfolio 2, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the second quartile and outperforming its benchmark for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Select Tax-Free Income Portfolio 3, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the first quartile and outperforming its benchmark for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen California Select Tax-Free Income Portfolio, the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile for the longer three- and five-year periods, the Fund ranked in the first quartile in the one-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen New York Select Tax-Free Income Portfolio, the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile for the longer three- and five-year periods, the Fund ranked in the first quartile in the one-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense

82	NUVEEN

ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below its respective peer averages.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex.

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser

84	NUVEEN

and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

NUVEEN	85

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

86	NUVEEN

Notes

NUVEEN	87

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0917D 304528-INV-B-11/18

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: December 7, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 7, 2017